SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of
                 The Securities Exchange Act of 1934


                  Date of Report - February 13, 2001
                  (Date of earliest event reported)


                    QUESTAR MARKET RESOURCES, INC.
         (Exact name of registrant as specified in charter)


     STATE OF UTAH            0-30321          87-0287750
(State or other juris-     (Commission      (I.R.S. Employer
diction of incorporation    File No.)      Identification No.)
  or organization)


P. O. Box 45601, 180 East 100 South, Salt Lake City, Utah 84145-0601
             (Address of principal executive offices)


Registrant's telephone number, including area code (801) 324-5555


                          Not Applicable
  (Former name or former address, if changed since last report.)


Item 5.   Other Events and Regulation FD Disclosure

     On February 13, 2001, Keith O. Rattie, age 47, was appointed to serve as a director of Questar Market Resources, Inc. (the Company).
 Mr. Rattie was also appointed to serve as Vice Chairman of the Company's Board of Directors. He replaces Clyde M. Heiner, age 61, who resigned his position as of the same date. Mr. Rattie was named to serve as President and Chief Operating Officer and as a director of Questar Corporation (Questar), the Company's parent, as of February 1, 2001. Prior to his appointment, Mr. Rattie served as President and Chief Executive Officer of Coastal Gas Services Company and as Senior Vice President of Coastal Corporation. He also served as President and Chief Executive Officer of Coastal Gas International Company from 1995 to 1997.

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       QUESTAR MARKET RESOURCES, INC.
                                              (Registrant)


February 13, 2001                       /s/G. L. Nordloh
    (Date)                                 G. L. Nordloh
                                     President and Chief Executive
                                     Officer